Taxes on Income (Details) - USD ($) $ in Thousands		Dec. 31, 2015	Dec. 31, 2014
Components of Company's deferred tax liabilities and assets
Net operating loss carry forward	[1]	$ 8,702	$ 8,731
Allowances and provisions		107	115
Intangible assets, net		7	129
Deferred tax assets, gross		8,816	8,975
Valuation allowance	[2]	$ (8,816)	$ (8,975)
Net deferred tax Liability

[1]	See Note 13b.
[2]	In years 2015 and 2014, the Company has provided valuation allowances on deferred tax assets that results from tax loss carry forward and other reserves and allowances due to its history of operating losses and current uncertainty about the ability to realize these deferred tax assets in the future. Net change in valuation allowance during 2015 amounts to a decrease of $159 due to a decrease of the intangible assets balance.